UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2022

CIIG CAPITAL PARTNERS II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40802	86-1477978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street
29th Floor
New York, NY 10019
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 796-4796

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	CIIGU	The Nasdaq Stock Market
Class A Common Stock, par value $0.0001 per share	CIIG	The Nasdaq Stock Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CIIGW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Agreement

On November 22, 2022, CIIG Capital Partners II, Inc. (“CIIG II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Zapp Electric Vehicles Limited, a private company limited by shares registered in England and Wales (the “Company” or “Zapp”), Zapp Electric Vehicles Group Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Pubco”) and Zapp Electric Vehicles, Inc., a Delaware corporation and direct, wholly owned subsidiary of Pubco (“Merger Sub”).

Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination”) pursuant to which, among other things, (i) Pubco, the Company and certain shareholders of the Company entered into an Investor Exchange and Support Agreement or Management Exchange and Support Agreement, in the forms attached hereto as Exhibit 10.1 and 10.2, respectively, pursuant to which such shareholders shall transfer their respective ordinary shares of the Company to Pubco in exchange for ordinary shares of Pubco (“Pubco Common Shares”, and such exchange, the “Company Exchange”) and (ii) immediately following the Company Exchange, Merger Sub will merge with and into CIIG II, with CIIG II being the surviving corporation in the merger (the “Merger”) and each outstanding share of common stock of CIIG (other than certain excluded shares) will convert into the right to receive one Pubco Common Share (collectively, the “Transactions”).

The proposed Business Combination is expected to be consummated after the required approval by the stockholders of CIIG II and the satisfaction of certain other conditions summarized below.

Merger Agreement

Consideration Paid to the Shareholders of the Company

The consideration to be paid to the shareholders of Company, subject to certain adjustments in accordance with the Merger Agreement, will be equal to an aggregate of (i) 50,000,000 Pubco Common Shares plus (ii) a number of Pubco Common Shares equal to the amount of any convertible financing received by the Company in excess of $20,000,000 in the aggregate and actually converted to ordinary common shares of the Company in advance of the closing of the Transaction divided by the effective conversion price. With respect to clause (ii) the effective conversion price shall be equal to the dollar amount raised in such convertible financing divided by the number of ordinary shares deliverable to the investor in connection with such financing.

Consideration Paid to CIIG II Stockholders – Effects of the Merger

At the effective time of the Merger (the “Effective Time”), each share of CIIG II’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and CIIG II’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”) will be cancelled and automatically deemed for all purposes to represent the right to receive one Pubco Common Share. At the Effective Time, each of CIIG II’s public warrants that are outstanding immediately prior to the Effective Time will, pursuant to and in accordance with the Warrant Agreement dated September 14, 2021 with respect to CIIG II’s warrants (“Warrant Agreement”), automatically and irrevocably be modified to provide that such warrant will no longer entitle the holder thereof to purchase the amount of share(s) of CIIG II common stock set forth therein and in substitution thereof such warrant will entitle the holder thereof to acquire the same number of Pubco Common Shares per warrant on the same terms.

Representations and Warranties

The Merger Agreement contains representations and warranties of the parties thereto with respect to, among other things, (i) entity organization, formation and authority, (ii) authorization to enter into the Merger Agreement, (iii) capital structure, (iv) consents and approvals, (v) financial statements, (vi) liabilities, (vii) litigation,

(viii) compliance with laws, (ix) material contracts, (x) employee matters, (xi) taxes, (xii) licenses and permits, (xiii) real estate, (xiv) environmental matters, (xv) absence of changes, (xvi) intellectual property and data privacy, (xvii) suppliers and (xviii) related party transactions. The representations and warranties of the parties contained in the Merger Agreement will terminate and be of no further force and effect as of the closing of the Transactions.

Covenants

The Merger Agreement contains customary covenants of the parties, including, among others, covenants providing for (i) the operation of the parties’ respective businesses prior to consummation of the Transactions, (ii) CIIG II’s and the Company’s efforts to satisfy conditions to consummation of the Transactions, (iii) CIIG II and the Company to cease discussions regarding alternative transactions, (iv) CIIG II, the Company and Pubco to prepare and file a registration statement on Form F-4, which will also contain a prospectus of Pubco and proxy statement of CIIG II for the purpose of soliciting proxies from CIIG II’s stockholders to vote in favor of certain matters (the “CIIG II Stockholder Matters”), including the adoption of the Merger Agreement, approval of the Transactions and certain other matters at a special meeting called therefor (the “Special Meeting”), (v) the protection of, and access to, confidential information of the parties and (vi) the parties’ efforts to obtain necessary approvals from governmental agencies, to the extent applicable.

Conditions to Closing

The consummation of the Transactions is subject to customary closing conditions for transactions involving special purpose acquisition companies, including, among others: (i) approval of the CIIG II Stockholder Matters by CIIG II’s stockholders, (ii) receipt of required regulatory approvals, to the extent applicable, (iii) no order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions being in force, (iv) CIIG II having at least $5,000,001 of net tangible assets as of the closing of the Transactions, (v) the Form F-4 having become effective, (vi) the Pubco Common Shares having been approved for listing on NASDAQ, and (vii) customary bring down conditions. Additionally, the obligations of Pubco and the Company to consummate the Transactions are also conditioned upon, among others, each of the covenants of the parties to the A&R Sponsor Agreement (as defined below) having been performed as of or prior to the closing of the Transactions in all material respects.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing of the Transactions, as follows:

(i)	by mutual written consent of CIIG II and the Company;

(ii)	by either CIIG II or the Company if the transactions are not consummated on or before May 1, 2023 (the “Termination Date”);

(iii)

by either CIIG II or the Company if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently enjoining or prohibiting the merger, which order, decree, judgment, ruling or other action is final and non-appealable;

(iv)

by either CIIG II or the Company if the other party has breached any of its covenants, agreements, representations or warranties which would result in the failure of certain conditions to be satisfied at the closing and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party’s failure to fulfill any of its obligations under the Merger Agreement is not the primary cause of the failure of the closing to occur; or

(v)

by either CIIG II or the Company if, at the Special Meeting, the Transactions and the other CIIG II Stockholder Matters shall fail to be approved by holders of CIIG II’s stockholders, provided that CIIG II’s right to terminate for failure to obtain such approval shall not be available if, at the time of such termination, CIIG II is in breach of certain of its obligations under the Merger Agreement, including with respect to the preparation, filing and mailing of the registration statement and prospectus/proxy statement and convening the Special Meeting.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement and any related agreements. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K (this “Current Report”) to provide investors with information regarding its terms. It is not intended to provide any other factual information about CIIG II, the Company, Pubco or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in CIIG II’s public disclosures.

A copy of the Merger Agreement is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Related Agreements

Investor Exchange and Support Agreement

In connection with the execution of the Merger Agreement, the Company, Pubco and certain shareholders of the Company (each an “Investor”) will enter into separate Exchange and Support Agreements (the “Investor Exchange and Support Agreements”) pursuant to which each Investor has agreed to the Transactions and, consequently, agreed to (i) transfer its respective ordinary shares of the Company to Pubco in exchange for Pubco Common Shares and (ii) not transfer, subject to certain limited exceptions, 80% of the Pubco Common Shares received by such Investor pursuant to the Company Exchange for a period beginning on the Closing Date and ending on (A) with respect to the first third of such Pubco Common Shares, the date of the issuance of Pubco’s first quarterly earnings release that occurs at least 60 days after the Closing Date, (B) with respect to the second third of such Pubco Common Shares, the date of the issuance of Pubco’s second quarterly earnings release after the Closing Date and (C) with respect to the final third of such Pubco Common Shares, the date of the issuance of Pubco’s third quarterly earnings release after the Closing Date. Pursuant to the Investor Exchange and Support Agreements, the Investors shall be entitled to receive additional Pubco Common Shares subject to the closing price of the Pubco Common Shares equaling or exceeding for any 20 trading days during a 30 day consecutive trading period, $12.00 per share, $14.00 per share and $16.00 per share respectively.

The foregoing description of the Investor Exchange and Support Agreement is not complete and is qualified in its entirety by reference to the Investor Exchange and Support Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Management Exchange and Support Agreement

In connection with the execution of the Merger Agreement, the Company, Pubco and certain members of the Company’s management (each a “Management Investor”) will enter into separate Exchange and Support Agreements (the “Management Exchange and Support Agreements”) pursuant to which each Management Investor has agreed to the Transactions and, consequently, agreed to (i) transfer its respective ordinary shares of the Company to Pubco in exchange for Pubco Common Shares and (ii) not transfer, subject to certain limited exceptions, 80% of the Pubco Common Shares received by such Management Investor pursuant to the Company Exchange for a period beginning on the Closing Date and ending (A) with respect to the first third of such Pubco Common Shares, 360 days after the Closing Date, (B) with respect to the second third of such Pubco Common Shares, 540 days after the Closing Date and (C) with respect to the final third of such Pubco Common Shares, 720 days after the Closing Date. Pursuant to the Management Exchange and Support Agreements, each Management Investor shall be entitled to receive additional Pubco Common Shares subject to the closing price of the Pubco Common Shares equaling or exceeding for any 20 trading days during a 30 day consecutive trading period, $12.00 per share, $14.00 per share and $16.00 per share respectively.

The foregoing description of the Management Exchange and Support Agreement is not complete and is qualified in its entirety by reference to the Management Exchange and Support Agreement, which is attached as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Amended and Restated Sponsor Agreement

In connection with the execution of the Merger Agreement, CIIG II amended and restated that certain letter agreement (the “Sponsor Agreement”), dated September 14, 2021, by and among CIIG, CIIG Management II LLC (the “Sponsor”) and the other signatories thereto (certain of such signatories, the “Insiders”), pursuant to which, among other things, Sponsor and the Insiders agreed (i) to vote any shares of CIIG II’s securities in favor of the Transactions and other CIIG II Stockholder Matters, (ii) not to redeem any shares of Class A Common Stock or Class B Common Stock, (iii) not to vote in favor of an alternative business combination or any liquidation or other change in CIIG II’s corporate structure or business, (iv) not to transfer 80% its of Pubco Common Shares for a period beginning on the Closing Date and ending on (A) with respect to the first third of such Pubco Common Shares, the date of the issuance of Pubco’s first quarterly earnings release that occurs at least 60 days after the Closing Date, (B) with respect to the second third of such Pubco Common Shares, the date of the issuance of Pubco’s second quarterly earnings release after the Closing Date and (C) with respect to the final third of such Pubco Common Shares, the date of issuance of Pubco’s third quarterly earnings release after the Closing Date, and (v) to be bound to certain other obligations as described therein (the “Amended and Restated Sponsor Agreement”). Following the Closing of the Transactions, 754,607 of Sponsor’s Pubco Common Shares (the “Earnout Shares”) will be unvested and shall vest as follows: 100% of the Earnout Shares shall vest at such time the closing price of Pubco Common Shares equals or exceeds $14.00 for any 20 trading days during a 30 consecutive trading-day period; provided, that, the Earnout Shares shall be forfeited on the date that is 5 years after the Closing Date if the vesting condition is not met with such forfeited Earnout Shares being transferred to Pubco for the purposes of Pubco equity compensation arrangements.

The foregoing description of the Amended and Restated Sponsor Agreement is not complete and is qualified in its entirety by reference to the Amended and Restated Sponsor Agreement, which is attached as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, Pubco, certain persons and entities holding CIIG II’s Class B common stock (the “Original Holders”) and certain stockholders of the Company (the “New Holders”) will enter into a Registration Rights Agreement which provides customary demand and piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights, a copy of which is included as Exhibit D to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Warrant Assumption Agreement

In connection with the Closing, Pubco will enter into an Assignment, Assumption and Amendment Agreement with CIIG II and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”) (the “Warrant Amendment”) to assume the CIIG II’s obligations under the Warrant Agreement.

The foregoing description of the Warrant Amendment is qualified in its entirety by reference to the full text of the form of Warrant Amendment, a copy of which is included as Exhibit E to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 22, 2022, CIIG II and the Company, issued a press release (the “Press Release”) announcing the Business Combination. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated November 2022, that will be used by CIIG II and the Company with respect to the Business Combination.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of CIIG II under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed Business Combination, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the anticipated growth in the industry in which Zapp operates and anticipated growth in demand for Zapp’s products, projections of Zapp’s future financial results and possible growth opportunities for Zapp. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “budget,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CIIG II’s securities, (ii) the risk that the transaction may not be completed by CIIG II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CIIG II, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the stockholders of CIIG II, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the transaction on Zapp’s business relationships, performance, and business generally, (vii) risks that the proposed Business Combination disrupts current plans of Zapp or diverts management’s attention from Zapp’s ongoing business operations and potential difficulties in Zapp’s employee retention as a result of the proposed Business Combination, (viii) the outcome of any legal proceedings that may be instituted against Zapp, PubCo, CIIG II or their respective directors or officers related to the proposed Business Combination, (ix) the ability of PubCo, CIIG II or a successor thereto to maintain the listing of its securities on The Nasdaq Stock Market LLC, (x) volatility in the price of the securities of PubCo, CIIG II or a successor thereto due to a variety of factors, including changes in the competitive and highly regulated industries in which Zapp plans to operate, variations in performance across competitors, changes in laws and regulations affecting Zapp’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xii) the risk of downturns in the highly competitive electric vehicle industry, (xiii) the ability of Zapp to build the Zapp brand and consumers’ recognition, acceptance and adoption of the Zapp brand, (xiv) the risk that

Zapp may be unable to develop and manufacture electric vehicles of sufficient quality and on schedule and scale, that would appeal to a large customer base, (xv) the risk that Zapp has a limited operating history, has not yet released a commercially available electric vehicle and does not have experience manufacturing or selling a commercial product at scale and (xvi) the risk that Zapp may not be able to effectively manage its growth, including its design, research, development and maintenance capabilities.

The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PubCo’s registration statement on Form F-4, the proxy statement/prospectus discussed below, CIIG II’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed by PubCo, CIIG II or a successor thereto from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements in this document represent the views of Zapp, PubCo and CIIG II as of the date of this document. Subsequent events and developments may cause that view to change. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. Zapp, PubCo and CIIG II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Zapp, PubCo nor CIIG II gives any assurance that Zapp, PubCo or CIIG II will achieve its expectations. The inclusion of any statement in this document does not constitute an admission by Zapp, PubCo or CIIG II or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This document relates to the proposed Business Combination between CIIG II, Pubco and Zapp. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

In connection with the Business Combination, PubCo intends to file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) including a preliminary proxy statement of CIIG II and a preliminary prospectus of PubCo, and after the Registration Statement is declared effective, CIIG II will mail a definitive proxy statement relating to the Business Combination to CIIG II’s stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of CIIG II’s stockholders to be held to approve the Business Combination (and related matters). PubCo and CIIG II may also file other documents with the SEC regarding the Business Combination. CIIG II stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Zapp, PubCo, CIIG II and the Business Combination.

When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to CIIG II stockholders as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed or that will be filed with the SEC by CIIG II through the website maintained by the SEC at www.sec.gov, from CIIG II’s website at https://ciigpartners.com/ or by written request to CIIG II at 40 West 57th Street, 29th Floor, New York, New York 10019.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

CIIG II, Pubco and Zapp and their respective directors and officers may be deemed to be participants in the solicitation of proxies from CIIG II’s stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of CIIG II’s stockholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find more information about CIIG II’s directors and executive officers in CIIG II’s final prospectus filed with the SEC on September 14, 2021. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding section.

No Offer or Solicitation

This document is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PubCo, Zapp, CIIG II or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom. The contents of this document have not been reviewed by any regulatory authority in any jurisdiction.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 22, 2022, by and among CIIG Capital Partners II, Inc., Zapp Electric Vehicles Limited, Zapp Electric Vehicles Group Limited, and Zapp Electric Vehicles, Inc.

10.1	Form of Investor Exchange and Support Agreement

10.2	Form of Management Exchange and Support Agreement

10.3	Amended and Restated Sponsor Agreement, dated as of November 22, 2022, by and among CIIG Capital Partners II, Inc., CIIG Management II LLC and the other parties thereto.

99.1	Joint Press Release of CIIG Capital Partners II, Inc. and Zapp Electric Vehicles Limited.

99.2	Investor Presentation dated November 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. CIIG Capital Partners II, Inc. agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIIG Capital Partners II, Inc.

Date: November 22, 2022	By:	/s/ Gavin Cuneo
	Name:	Gavin Cuneo
	Title:	Co-Chief Executive Officer